                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with amendment no 1 to the quarterly report on Form 10-Q of Source Interlink Companies, Inc. (the "Company") for the period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            /s/ S. Leslie Flegel
            --------------------------------------------------
            Chief Executive Officer

            Dated: March 2, 2004
                   -------------------------------------------

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with amendment no 1 to the quarterly report on Form 10-Q of Source Interlink Companies, Inc. (the "Company") for the period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            /s/ Marc Fierman
            --------------------------------------------------
            Chief Executive Officer

            Dated: March 2, 2004
                   -------------------------------------------